General	12 Months Ended
Dec. 31, 2021
General [Abstract]
General

Note 1 — General

A.	NeuroSense Therapeutics Ltd. (“NeuroSense” or the “Company”) was incorporated in Israel on February 13, 2017. NeuroSense is a clinical-stage pharmaceutical company focused on discovering and developing treatments for patients suffering from debilitating neurodegenerative diseases. The Company’s lead product candidate, PrimeC, is a novel oral formulation of a fixed dose combination composed of a specific ratio and doses of two FDA-approved drugs.

In addition to PrimeC, the Company has initiated research and development efforts in Alzheimer’s disease and Parkinson’s disease, with a similar strategy of combined products.

The Company’s ordinary shares and warrants began trading on the Nasdaq Capital Market on December 9, 2021 under the ticker symbols "NRSN" and "NRSNW," respectively.

B.	The Company currently has no products approved for sale and the Company’s operations have been funded primarily by its shareholders. To date, the Company has generated no sales or revenues, has incurred losses and expects to incur significant additional losses due to the continuing focus on the research, development, clinical activities of its product candidates, preclinical programs, business development, organizational structure and to advance the programs within the Company’s pipeline. Consequently, its operations are subject to all the risks inherent in the establishment of a pre-revenue business enterprise as well as those risks associated with a company engaged in the research and development of pharmaceutical compounds. The Company will require additional cash to fund the execution of its mid and long-term development program. The Company anticipates raising additional funds through public or private sales of debt or equity securities, collaborative arrangements, or some combination thereof. While management is progressing with its plans to secure external financing, there is no assurance that any such arrangement will be entered into or that financing will be available when needed in order to allow the Company to continue its operations, or if available, on terms favourable or acceptable to it.

In the event financing is not obtained, the Company may pursue cost cutting measures or may be required to delay, reduce the scope of, or eliminate any of its development programs or clinical trials. These decisions could have a material adverse effect on the Company’s business. Based on its current expected level of operating expenditures, the Company’s cash resources as of December 31, 2021 and the additional funds raised subsequent to the reporting date from the exercise of warrants (see Note 18) will be sufficient to continue the development of the Company’s product for at least the next twelve months beyond the date of the filing date of the financial statements.

C.	In March 2020, the World Health Organization declared the outbreak of a new strain of coronavirus (COVID-19) a pandemic. The COVID-19 pandemic has negatively impacted the global economy, disrupted global supply chains and created significant volatility and disruption of financial markets, including in Israel. The pandemic has resulted in authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter in place orders, and shutdowns. While the COVID-19 pandemic did not materially affect the Company’s financial results and business operations to date, the Company is unable to predict the impact that COVID-19 will have on its financial position and operating results in future periods due to numerous uncertainties. The Company will continue to assess the evolving impact of the COVID-19 pandemic and will make adjustments to its operations as necessary. As of December 31, 2021, COVID-19 didn’t have material effect on Company’s operations.